                        SUPPLEMENT DATED JUNE 21, 2005

                                      TO

                        PROSPECTUSES DATED MAY 1, 2005

--------------------------------------------------------------------------------

   This Supplement is intended to be distributed with certain prospectuses dated May 1, 2005 for flexible premium variable universal life survivorship insurance policies issued by John Hancock Variable Life Insurance Company and John Hancock Life Insurance Company. The applicable prospectuses are entitled "Performance Survivorship Variable Universal Life".

On page 34 of the Prospectus, delete the bulleted section entitled "Premium sales charge" and substitute the following:

    . Premium sales charge - A charge to help defray our sales costs. The charge is a percentage of the premiums you pay. The percentage is currently 7% for policy year 1-10 and 3% thereafter. The percentage is guaranteed never to exceed 8% for any policy year.


PSVUL SUPP - 6-05